UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 16, 2023

SPECTRUM BRANDS HOLDINGS, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-4219	74-1339132
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

SB/RH HOLDINGS, LLC
(Exact Name of Registrant as Specified in its Charter)

Delaware	333-192634-03	27-2812840
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3001 Deming Way
Middleton, Wisconsin 53562
(Address of principal executive offices)
(608) 275-3340
(Registrant’s telephone number, including area code)
Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§232.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Spectrum Brands Holdings, Inc.	☐
SB/RH Holdings, LLC	☐
If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Spectrum Brands Holdings, Inc.	☐
SB/RH Holdings, LLC	☐
Securities registered pursuant to Section 12(b) of the Exchange Act:

Registrant	Title of Each Class	Trading Symbol	Name of Exchange On Which Registered
Spectrum Brands Holdings, Inc.	Common Stock, $0.01 par value	SPB	New York Stock Exchange

Item 1.01    Entry into a Material Definitive Agreement.
On June 20, 2023, Spectrum Brands Holdings, Inc.’s (the “Company”) entered into an accelerated share repurchase agreement (the “ASR Agreement”) with Goldman Sachs & Co. LLC (the “ASR Counterparty”) to repurchase an aggregate of $500 million of the Company’s common stock, par value $0.01 per share (the “Common Stock”). The Company is funding the share repurchases under the ASR Agreement, which are being made pursuant to the Company’s new $1.0 billion share repurchase program, with cash on-hand following the closing of the sale of the Company’s Hardware and Home Improvement segment to ASSA ABLOY.
Under the terms of the ASR Agreement, the Company will pay an initial aggregate purchase price of $500 million to the ASR Counterparty at inception of the ASR Agreement, and the ASR Counterparty will make an aggregate initial delivery of approximately 5.3 million shares of Common Stock to the Company.
The total number of shares ultimately purchased by the Company pursuant to the ASR Agreement will generally be based on the daily volume-weighted average share price of the Common Stock during the calculation period of the ASR Agreement, less an agreed discount and subject to adjustments pursuant to the terms and conditions of the ASR Agreement. At final settlement of the ASR Agreement, the Company may be entitled to receive additional shares of Common Stock, or, under certain limited circumstances, be required to deliver shares to the ASR Counterparty or, at the Company’s election, remit a settlement amount in cash to the ASR Counterparty. The final settlement of the transactions under the ASR Agreement is expected to occur no later than December 2023, with the settlement date for the ASR Agreement determined at the ASR Counterparty’s option within an agreed range, subject to earlier termination under certain limited circumstances, as set forth in the ASR Agreement.
The ASR Agreement contains customary terms for these types of transactions, including, but not limited to, the mechanisms to determine the number of shares of Common Stock or the amount of cash that will be delivered at settlement, the required timing of delivery of the shares of Common Stock, the specific circumstances under which adjustments may be made to the transactions, the specific circumstances under which the transactions may be terminated prior to their scheduled maturity and various acknowledgements, representations and warranties made by the Company and the ASR Counterparty to one another.
From time to time, the ASR Counterparty and/or its respective affiliates have directly and indirectly engaged, and may engage in the future, in investment and/or commercial banking transactions with the Company for which the ASR Counterparty (or its affiliates) has received, or may receive, customary compensation, fees and expense reimbursement.
The foregoing description of the ASR Agreement does not purport to be complete and is qualified in its entirety by reference to the form of confirmation for the ASR Agreement, a copy of which form is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 8.01    Other Events
On June 17, 2023, the Company’s Board of Directors approved the termination of the Company’s existing share repurchase program and the authorization of a new share repurchase program for up to $1.0 billion of Common Stock (the “Maximum Amount”). The new share repurchase program will be in effect from June 17, 2023 until the earlier of the Maximum Amount being repurchased thereunder or the suspension, termination or replacement of the program by the Company’s Board of Directors. The timing and actual number of shares that may be repurchased under the program will depend on a variety of factors, including price, general business and market conditions, and other investment opportunities and there is no guarantee that any shares will be repurchased under the program. Shares may be repurchased through open market purchases or privately negotiated transactions, including through accelerated share repurchase transactions and the use of trading plans intended to qualify under Rule 10b5-1 under the Securities and Exchange Act of 1934.
On June 16, 2023, Spectrum Brands, Inc., a wholly owned subsidiary of the Company (“SBI”), notified Royal Bank of Canada (“RBC”), as administrative agent under that certain Amended and Restated Credit Agreement, dated as of June 30, 2020 (as amended from time to time, the “Credit Agreement”), that on June 20, 2023 it will (i) repay $392,000,000 of term loans, which constitutes the repayment of all outstanding term loans under the Credit Agreement, (ii) repay $470,000,000 of revolving loans that are drawn under SBI’s $600,000,000 initial revolving tranche established under the Credit Agreement (the “Initial Revolving Credit Facility Tranche”), which constitutes the repayment of all outstanding revolving loans under such tranche and (iii) repay $245,000,000 of revolving loans that are drawn under SBI’s $500,000,000 incremental revolving tranche established under the Credit Agreement (the “Incremental Revolving Credit Facility Tranche”), which constitutes the repayment of all outstanding revolving loans under such tranche.
On June 20, 2023, SBI notified RBC that on June 23, 2023, it will terminate all revolving loan commitments under the Incremental Revolving Credit Facility Tranche. The revolving loan commitments under the Initial Revolving Credit Facility Tranche will not be terminated at such time.

On June 20, 2023, SBI also notified U.S. Bank Trust Company, National Association, as trustee, that it will redeem its $449,967,000 aggregate principal amount of 5.750% Senior Notes due 2025 (the “Notes”) in full at the redemption price, calculated in accordance with the indenture governing the Notes, plus accrued and unpaid interest. The redemption date for the Notes will be July 20, 2023. This Current Report on Form 8-K is not a notice of redemption for the Notes.
Item 9.01    Financial Statements and Exhibits.
(a)  Not applicable.
(b)  Not applicable.
(c)  Not applicable.
(d)  Exhibits.
The following exhibits are being filed with this Current Report on Form 8-K.

Exhibit No.	Description
10.1	Master Confirmation—Uncollared Accelerated Share Repurchase, between Spectrum Brands Holdings, Inc. and Goldman Sachs & Co. LLC, dated June 20, 2023
104	Cover Page Interactive Data File (the cover page XRBL tags are embedded within the inline XRBL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 20, 2023
SPECTRUM BRANDS HOLDINGS, INC.

	By:	/s/ Ehsan Zargar
Name: Ehsan Zargar
Title: Executive Vice President, General Counsel and Corporate Secretary
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